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                                                                    EXHIBIT 23.5

                     CONSENT OF PAUL KAGAN ASSOCIATES, INC.


    We consent to the reference to our firm included in Amendment No. 1 to the Registration Statement (Form S-1 File No. 333-90759) and related prospectus of Dobson Communications Corporation, and any amendments thereto for the registration of its Class A Common Stock.


                                          /s/ Paul Kagan Associates, Inc.


Carmel, California
December 20, 1999